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                                                                   Exhibit 10.7

                               SECURITY AGREEMENT

Date:             November 1, 2002

Debtor:  Trimedia Entertainment Group, Inc.

Debtor`s Mailing Address:  101 Charles Drive, Bryn Mawr PA 19010

Secured Party:        Gemini Growth Fund, L.P.

Secured Party`s Mailing Address:   700 Gemini, Houston, TX 77058

Classification of Collateral: Accounts, contract rights, property, equipment, inventory, general intangibles, instruments, deposit accounts, chattel paper, leases, mineral rights and all other assets.

Collateral  (including all accessions):  Accounts,  contract  rights,  property,
equipment,  inventory,  general  intangibles,   instruments,  deposit  accounts,
chattel paper, leases, mineral rights and all other assets.

         a)       All  attachments,   accessions   accessories,   tools,   parts
                  supplies, increases, and additions to and all replacements of and substitutions for any property described above.

         b) All products and produce of any of the property described in this Collateral section.

         c) All accounts, contracts rights, general intangibles, intellectual property, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

         d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other deposition of any of the property described in this Collateral section.

Obligation: Convertible Note and any and all other indebtedness, liabilities and obligations of the Debtor to the Secured Party now owing or hereinafter incurred.

         Date:             November __, 2002

         Amount:           $250,000

         Maker:            As provided therein

         Payee:            As provided therein

         Final Maturity Date:         As provided therein

         Terms of Payment (optional):        As provided therein

Debtor grants to Secured Party a security interest in the Collateral and all its proceeds to secure payment and performance of Debtor`s obligation and all renewals and extensions of any of the obligation.

Debtor`s Warranties:

1.       Ownership.  Debtor owns the  collateral  and has the authority to grant
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         this security interest.


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2.       Fixtures  and  Accessions.  None of the  collateral  is affixed to real
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         estate,  is an accession to any goods,  is commingled with other goods, or will become a fixture, accession, or part of a product or mass with other goods except as expressly provided in this agreement.

3.       Financial   Statements.   All  information  about  Debtor`s   financial
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         condition  provided to Secured  Party was accurate when  submitted,  as will be any information subsequently provided.

Debtor`s Covenants:

1.       Protection of Collateral. Debtor will defend the collateral against all
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         claims and demands adverse to Secured  Party`s  interest in it and will keep it free from all liens except those for taxes not yet due and from all security interests except this one. The collateral will remain in Debtor`s possession or control at all times, except as otherwise provided in this agreement. Debtor will maintain the collateral in good condition and protect it against misuse, abuse, waste and deterioration except for ordinary wear and tear resulting from its intended use.

2.       Secured Party`s Costs. Debtor will pay all expenses incurred by Secured
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         Party in  obtaining,  preserving,  perfecting,  defending and enforcing this security interest or the collateral and in collecting or enforcing the Obligation. Expenses for which Debtor is liable include, but are not limited to, taxes, assessments, reasonable attorney`s fees, and other legal expenses. These expenses will bear interest from the dates of payments at the highest rate stated in notes that are part of the obligation, and Debtor will pay Secured Party this interest on demand at a time and place reasonably specified by Secured Party. These expenses and interest will be part of the obligation and will be recovered as such in all respects.

3.       Additional  Documents.  Debtor will sign any papers that Secured  Party
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         considers  necessary to obtain,  maintain,  and perfect  this  security interest or to comply with any relevant law.

4.       Notice of Changes.  Debtor will immediately notify Secured Party of any
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         material change in the collateral  other than in the ordinary course of business; change in Debtor`s name, address, or location; change in any matter warranted or represented in this agreement; change that may affect this security interest; and any event of default.

5.       Use and Removal of Collateral. Debtor will use the collateral primarily
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         according to the stated  classification  unless  Secured Party consents otherwise in writing. Debtor will not permit the collateral to be affixed to any real estate, to become an accession to any goods, to be commingled with other goods, or to become a fixture, accession, or part of a product or mass with other goods except as expressly provided in this agreement or in the ordinary course of business.

6.       Sale. Debtor will not sell, transfer, or encumber any of the collateral
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         without the prior  written  consent of Secured  Party other than in the ordinary course of business.

7. If requested by Secured Party, debtor will receive and use reasonable diligence to collect all accounts, accounts receivable, chattel paper, instruments, documents and general intangibles, deposit accounts, in trust, and to be held as property of the Secured Party, and to immediately endorse as appropriate and deliver such rights to payment and proceeds to Secured Party daily in the exact form in which they are received together with a collection report in a form satisfactory to Secured Party.

8. Debtor agrees not to commingle the rights to payment, proceeds or collections thereunder with other property.

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9.       Debtor agrees, with regard to the collateral and proceeds, from time to time when reasonably requested by Secured Party, to prepare and deliver a schedule of all collateral and proceeds subject to this agreement and to assign in writing and deliver to secured party all accounts, contracts, leases and other chattel paper, instruments, documents and other evidences thereof.

10. Debtor agrees with regard to the collateral and proceeds in the event secured party elects to receive payments of rights to payment or proceeds hereunder, to pay all reasonable expenses incurred by secured party in connection therewith, including reasonable expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto.

Rights and Remedies of Secured Party:

1. Generally. Secured Party may exercise the following rights and remedies after default:

         a)       take control of any proceeds of the collateral;

         b) release any collateral in Secured Party`s possession to any debtor, temporarily or otherwise;

         c) take control of any funds generated by the collateral, such as refunds from and proceeds of insurance, and reduce any part of the obligation accordingly or permit Debtor to use such funds to repair or replace damaged or destroyed collateral covered by insurance; and

         d) demand, collect, convert, redeem, settle, compromise, receipt for, realize on, adjust, sue for, and foreclose on the collateral either in Secured Party`s Debtor`s name, as Secured Party desires.

Events of Default: Each of the following conditions is an Event of Default if not cured within an applicable cure or grace period under any Loan Document by and between Secured Party and Debtor:

1. if Debtor defaults in timely payment or performance of any obligation, covenant, or liability in any written agreement between Debtor and Secured Party or in any other transaction secured by this agreement;

2. if any warranty, covenant or representation made to Secured Party by or on behalf of Debtor proves to have been false in any material respect when made;

3.       if a receiver is appointed for Debtor or any of the collateral;

4. if the collateral is assigned for the benefit of creditors or, to the extent permitted by law, if bankruptcy or insolvency proceedings commence against or by any of these parties: Debtor; any partnership of which Debtor is a general partner; and any maker, drawer, acceptor, endorser, guarantor, surety, accommodation party, or other person liable on or for any part of the obligation;

5. if any financing statement regarding the collateral but not related to this security and not favoring Secured Party is filed other than the financing statement of U.S. Patriot, Inc.;

6.       if any lien attaches to any of the collateral;

7. if any material amount of the collateral is lost, stolen, damaged, or destroyed, unless it is promptly replaced with collateral of like quality or restored to its former condition.

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8.       Secured party reasonably by and in good faith, believes that any or all of the collateral and/or proceeds to be danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

Remedies of Secured Party on Default:

1. During the existence of any event of default, Secured Party may declare the unpaid principal and earned interest of the obligation immediately due in whole or part, enforce the obligation, and exercise any rights and remedies granted by the Uniform Commercial Code or by this agreement, including the following:

         a) require Debtor to deliver to Secured Party all books and records relating to the collateral;

         b)       require   Debtor  to  assemble  the  collateral  and  make  it
                  available to Secured Party at a place reasonably convenient to both parties;

         c) take possession of any of the collateral and for this purpose enter any premises where it is located if this can be done without breach of the peace;

         d) sell, lease, or otherwise dispose of any of the collateral in accord with the rights, remedies, and duties of a secured party under chapters 2 and 9 of the Texas Uniform Commercial Code after notice as required by those chapters; unless the collateral threatens to decline speedily in value, is perishable, or would typically be sold on a recognized market, Secured Party will give Debtor reasonable notice of any public sale of the collateral or of a time after which it may be otherwise disposed of without further notice to Debtor; in this event, notice will be deemed reasonable if it is mailed, postage prepaid, to Debtor at the address specified in this agreement at least ten days before any public sale or ten days before the time when the collateral may be otherwise disposed of without further notice to Debtor; in this event, notice will be deemed reasonable if it is mailed, postage prepaid, to Debtor at the address specified in this agreement at least ten days before any private sale or ten days before any public sale or ten days before time when the collateral may be otherwise disposed of without further notice to Debtor;

         e) surrender any insurance policies covering the collateral and receive the unearned premium;

         f) apply any proceeds from disposition of the collateral after default in the manner specified in chapter 9 of the Uniform Commercial Code, including payment of Secured Party`s reasonable attorney`s fees and court expenses; and

         g)       if  disposition  of  the  collateral   leaves  the  obligation
                  unsatisfied, collect the deficiency from Debtor.

General Provisions

1.       Parties Bound.  Secured Party`s rights under this agreement shall inure
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         to the benefit of its successors and assigns. Assignment of any part of the obligation and delivery by Secured Party of any part of the collateral will fully discharge Secured Party from responsibility for that part of the collateral. If Debtor is more than one, all their representations, warranties, and agreements are joint and several. Debtor`s obligations under this agreement shall bind Debtor`s personal representatives, successors, and assigns.


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2.       Waiver.  Neither delay in exercise nor partial  exercise of any Secured
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         Party`s  remedies  or rights  shall  waive  further  exercise  of those remedies or rights. Secured Party`s failure to exercise remedies or rights does not waive subsequent exercise of those remedies or rights. Secured Party`s waiver of any default does not waive further default. Secured Party`s waiver of any right in this agreement or of any default is binding only if it is in writing. Secured Party may remedy any default without waiving it.

3.       Reimbursement.  If Debtor fails to perform any of Debtor`s obligations,
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         Secured Party may perform those obligations and be reimbursed by Debtor on demand at the place where the note is payable for any sums so paid, including attorney`s fees and other legal expenses, plus interest on those sums from the dates of payment at the rate stated in the note for matured, unpaid amounts. The sum to be reimbursed shall be secured by this security agreement.

4.       Interest Rate. Interest included in the obligation shall not exceed the
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         maximum amount of nonusers  interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited to the principal of the obligation or, if that has been paid, refunded. On any acceleration or required or permitted prepayment of the obligation, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal amount of the obligation or, if the principal amount has been paid or refunded. This provision overrides other provisions in this and all other instruments concerning the obligation.

5.       Modifications.  No  provisions of this  agreement  shall be modified or
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         limited except by written agreement.

6.       Severability.  The  unenforceability of any provision of this agreement
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         will not effect the enforceability or validity of any other provision.

7.       After-Acquired  Consumer Goods.  This security interest shall attach to
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         after-acquired consumer goods only to the extent permitted by law.

8.       Applicable  Law. This  agreement  will be construed  according to Texas
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         laws.

9.       Place of  Performance.  This agreement is to be performed in the county
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         of Secured Party`s mailing address.

10.      Financing Statement. A carbon,  photographic,  or other reproduction of
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         this  agreement or any financing  statement  covering the collateral is sufficient as a financing statement.

11.      Presumption  of Truth and  Validity.  If the  collateral  is sold after
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         default,  recitals in the bill of sale or transfer  will be prima facie evidence of their truth, and all prerequisites to the sale specified by this agreement and by the Texas Uniform Commercial Code will be presumed satisfied.

12.      Singular  and Plural.  When the context  requires,  singular  nouns and
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         pronouns include the plural.

13.      Priority  of  Security  Interest.  Neither  extensions  of  any  of the
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         obligation  nor  releases  of any of the  collateral  will  affect  the priority of validity of this security interest with reference to any third person.


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14.      Cumulative Remedies. Foreclosure of this security interest by suit does
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         not limit  secured  Party`s  remedies,  including the right to sell the collateral under the terms of this agreement. All remedies of Secured Party may be exercised at the same or different times, and no remedy shall be a defense to any other. Secured Party`s rights and remedies include all those granted by law or otherwise, in addition to those specified in this agreement.

15.      Agency.  Debtor`s  appointment  of Secured  Party as Debtor`s  agent is
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         coupled with an interest and will survive any disability of Debtor.

16.      Attachments  Incorporated.  The addendum indicated below is attached to
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         this agreement and incorporated into it for all purposes:

         a)       ( )  addendum  relating  to  accounts,  inventory,  documents, chattel paper, and general intangibles

         b)       ( )  addendum relating to instruments


Secured Party


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By:


Debtor:

Trimedia Entertainment Group, Inc.


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By:
     Chris Schwartz
     President


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By:
     Title:


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